Commitments and Contingencies	6 Months Ended
Jun. 30, 2026
Commitments and Contingencies [Abstract]
Commitments and Contingencies

21. Commitments and Contingencies

Commitments

The Group’s contractual obligations relating to bank borrowings, third party borrowing and convertible debts as of June 30, 2026 have been fully recognized as liabilities and disclosed in Notes 15, 16 and 17. Accordingly, the Group has no material unrecognized financial or capital commitments as of the reporting date.

Contingencies

As of June 30, 2026 and December 31, 2025, the Group was not a party to any legal or administrative proceedings, and there were no legal or regulatory proceedings, either individually or in the aggregate, that could reasonably foreseeably result or could have resulted in an unfavorable outcome with a material adverse effect on the Group’s results of operations, consolidated financial condition, or cash flows.